UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

JBI, INC.
(Exact name of registrant as specified in charter)

Nevada	000-52444	20-4924000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1783 Allanport Road, Thorold Ontario	L0S 1K0
(Address of Principal Executive Offices)	(Zip Code)

(905) 384-4383
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Copies to:
Gregg E. Jaclin, Esq.
Anslow + Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As of July 20, 2011, JBI, Inc. (“JBI” or the “Company”) has shipped over 60,000 Litres of Petroleum Distillate to Coco Asphalt Engineering, A division of Coco Paving, Inc. (“Coco Asphalt”), pursuant to the Agreement executed June 10, 2011.  The Company will continue to ship fuel on a weekly, per demand basis at a cost of $109.80 per barrel.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

10.1      Supply and Service Agreement between JBI, Inc. and Coco Asphalt Engineering a division of Coco Paving, Inc. dated June 10, 2011 (Incorporated by reference to Form 8-K filed on June 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

JBI, INC.

Date: July 20, 2011	By:	/s/ John Bordynuik
John Bordynuik
Chief Executive Officer